UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 7, 2021

DRAGONEER GROWTH OPPORTUNITIES CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39709	98-1560055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Letterman Drive Building D, Suite M500 San Francisco, CA	94129
(Address of principal executive offices)	(Zip Code)

(415) 539-3099

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares	DGNS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 7, 2021, Dragoneer Growth Opportunities Corp. II, a Cayman Islands exempted company (“Dragoneer”), held an extraordinary general meeting of shareholders (the “EGM”). At the EGM, a total of 23,426,429 (82.6%) shares of Dragoneer’s issued and outstanding ordinary shares held of record as of October 29, 2021, the record date for the EGM, were present either in person or by proxy, which constituted a quorum for the transaction of business. Dragoneer’s shareholders voted on the following proposals at the EGM, which are defined and described in more detail in the definitive proxy statement/prospectus/consent solicitation of Dragoneer, which was filed with the Securities and Exchange Commission (the “SEC”) on November 12, 2021 (the “Proxy Statement/Prospectus/Consent Solicitation”). The shareholders approved each of the proposals listed below.

The final vote tabulation for each proposal is set forth below.

(1)	Proposal No. 1 - The Business Combination Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,689,288	1,031,481	1,705,660	—

(2)	Proposal No. 2 - The Domestication Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
82,789,288	1,031,481	1,705,660	—

(3)	Proposal No. 3 - The Proposed Charter and Bylaws Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,689,187	1,031,481	1,705,761	—

(4)	Proposal No. 4A - Advisory Governing Documents Proposal A

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,478,060	1,242,679	1,705,690	—

(5)	Proposal No. 4B - Advisory Governing Documents Proposal B

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,762,069	2,958,561	1,705,799	—

(6)	Proposal No. 4C - Advisory Governing Documents Proposal C

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,538,093	1,181,568	1,706,768	—

(7)	Proposal No. 4D - Advisory Governing Documents Proposal D

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,447,929	1,272,809	1,705,691	—

(8)	Proposal No. 4E - Advisory Governing Documents Proposal E

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,278,636	2,441,699	1,706,094	—

(9)	Proposal No. 5 - The Nasdaq Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,689,188	1,031,581	1,705,660	—

(10)	Proposal No. 6 - The Incentive Equity Plan Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,830,583	1,888,984	1,706,862	—

(11)	Proposal No. 7 - The ESPP Proposal

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,342,087	2,377,681	1,706,661	—

(12)	Proposal No. 8 - The Adjournment Proposal

As there were sufficient votes to approve the above proposals, the “Adjournment Proposal” described in the Proxy Statement/Prospectus/Consent Solicitation was not presented to shareholders.

Based on the results of the EGM, and subject to the satisfaction or waiver of certain other closing conditions as described in the Proxy Statement/Prospectus/Consent Solicitation, the transactions (the “Transactions”) contemplated by that certain Business Combination Agreement, dated as of July 23, 2021 (as may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among Dragoneer, Redwood Opportunity Merger Sub, Inc., a Delaware corporation, Redwood Merger Sub LLC, a Delaware limited liability company, and Papay Topco, Inc., a Delaware corporation (“Cvent”), including the Domestication and the Mergers (as such terms are defined in the Proxy Statement/Prospectus/Consent Solicitation) (the Domestication and the Mergers together with the other transactions contemplated by the Business Combination Agreement, collectively, the “Business Combination”), are expected to be consummated on December 8, 2021. Following the consummation of the Transactions, the common stock of New Cvent (as such term is defined in the Proxy Statement/Prospectus/Consent Solicitation) are expected to begin trading on The Nasdaq Global Select Market under the symbol “CVT” on December 9, 2021.

Item 7.01 Regulation FD Disclosure.

In connection with the Business Combination, holders of 23,313,333 shares of Dragoneer’s Class A ordinary shares exercised their right to redeem their shares for cash at a redemption price of approximately $10.00 per share, for an aggregate redemption amount of $233,133,330.00.

Item 8.01 Other Events.

On December 7, 2021, the Company issued a press release announcing the results of the EGM. A copy of the press release is included as Exhibit 99.1 to this Current Report and incorporated herein by reference.

Forward Looking Statements

This communication contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. We caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, which are subject to a number of risks. Forward-looking statements in this communication include, but are not limited to, statements regarding future events, such as the proposed Business Combination between Dragoneer and Cvent, including the timing and structure of the transaction, the likelihood and ability of the parties to successfully consummate the Business Combination, the PIPE and the Forward Purchase Agreement (as such terms are defined in the Proxy Statement/Prospectus/Consent Solicitation), the amount of funds available in the trust account as a result of shareholder redemptions or otherwise, as well as statements about the composition of the board of directors of the company. We cannot assure you that the forward-looking statements in this communication will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, the general economic, political, business and competitive conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement or any related agreements or could otherwise cause the transaction to fail to close; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination and the transactions contemplated by the Business Combination; the ability of existing investors to redeem the ability to complete the Business Combination due to the failure to obtain approval from Dragoneer’s shareholders, or the risk that the approval of the shareholders of Dragoneer for the potential transaction is otherwise not obtained; the failure to satisfy other closing conditions in the Business Combination Agreement or otherwise, the occurrence of any event that could give rise to the termination of the Business Combination Agreement; the failure to obtain financing to complete the Business Combination, including to consummate the PIPE or the transactions contemplated by the Forward Purchase Agreement; the ability to recognize the anticipated benefits of the Business Combination; the impact of COVID-19 on Cvent’s business and/or the ability of the parties to complete the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of Dragoneer and Cvent; the risk that the Business Combination disrupts current plans and operations of Dragoneer or Cvent as a result of the announcement and consummation of the Business Combination; the ability of the New Cvent to grow and manage growth profitably and retain its key employees; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain regulatory approvals required to complete the Business Combination; costs related to the Business Combination; and other risks and uncertainties, including those to be included under the header “Risk Factors” in the Registration Statement filed by Dragoneer with the SEC on October 19, 2021, those included under the header “Risk Factors” in the prospectus of Dragoneer related to its initial public offering and those under the heading “Summary Risk Factors” in the investor presentation filed as Exhibit 99.3 to Dragoneer’s Current Report on Form 8-K filed on July 23, 2021. Furthermore, if the forward-looking statements prove to be inaccurate, the inaccuracy may be material. In addition, you are cautioned that past performance may not be indicative of future results. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements in making an investment decision or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent our views as of the date of this communication. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release, dated December 7, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 7, 2021	DRAGONEER GROWTH OPPORTUNITIES CORP. II

	By:	/s/ Pat Robertson
	Name:	Pat Robertson
	Title:	President and Chief Operating Officer